UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 30, 2003
                Date of Report (Date of earliest event reported)

                              CONGOLEUM CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-13612


                  Delaware                                   02-0398678
         (State or other jurisdiction                       (IRS Employer
              of incorporation)                           Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                       Mercerville, New Jersey 08619-0127
                     (Address of principal executive office)
       Registrant's telephone number, including area code: (609) 584-3000


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5: Other Events

On July 31, 2003, Congoleum Corporation (the "Company") issued a press release announcing that as part of its strategy to resolve its asbestos liabilities, it is seeking bondholders' approval of certain amendments to the indenture governing its 8 5/8 % Senior Notes due 2008. The solicitation is being made upon the terms and is subject to the conditions set forth in the Consent Solicitation Statement dated July 30, 2003 and related documents.

A copy of the Company's press release dated July 31, 2003 is attached as Exhibit
99.1 hereto and incorporated by reference herein. A copy of the Consent Solicitation Statement dated July 30, 2003 is attached hereto as Exhibit 99.2.

Item 7: Financial Statements, Pro Forma Financial Information And Exhibits

(c) Exhibits.

      99.1  Press release dated July 31, 2003
      99.2  Consent Solicitation Statement dated July 30, 2003
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CONGOLEUM CORPORATION


Date:  July 31, 2003                      By /s/ Howard N. Feist III
                                             -----------------------
                                             Howard N. Feist III
                                             Chief Financial Officer
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                                  Exhibit Index

Exhibit
Number       Description

   99.1      Press release dated July 31, 2003
   99.2      Consent Solicitation Statement dated July 30, 2003